55284  9/99

Prospectus Supplement
dated September 13, 1999 to:
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Putnam Capital Opportunities Fund (the "fund")
Prospectus dated August 30, 1999

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's
portfolio since the years shown below. Their experience as
portfolio managers or investment analysts over at least the last five years is also shown.
MANAGER                 SINCE     EXPERIENCE
Joseph P. Joseph        1999      Employed by Putnam Management since 1994.
Managing Director                 Prior to October, 1994, Mr. Joseph was
                                  employed by Vert Independent Capital
                                  Research, Inc.

Edward R. Finch III     1998      Employed by Putnam Management since 1997.
Senior Vice President             Prior to December, 1997, Mr. Finch was
                                  employed by M.A. Weatherbie & Company.
                                  Prior to April, 1996, Mr. Finch was employed by State Street Research & Management.

Sandeep Mehta           1996      Employed by Putnam Management since 1996.
Senior Vice President             Prior to May, 1996, Mr. Mehta was employed
                                  by Wellington Management.

Gerald S. Zukowski      1998      Employed by Putnam Management since 1989.
Senior Vice President